UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 14, 2017
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board of Directors (the “Board”) of PBF Energy Inc., a Delaware corporation (the “Company”) held on February 14, 2017, the Board approved and adopted effective as of such date a second amendment and restatement (the “Second Amended and Restated Bylaws”) of the Amended and Restated By-Laws of the Company for the purpose of replacing the plurality vote standard for director elections with a requirement for majority voting in uncontested elections of directors.

Subject to any rights of the holders of any class or series of stock to elect directors separately, each director shall be elected by a vote of the majority of the votes cast with respect to that director at any meeting for the election of directors at which a quorum is present; provided, that, if, the Secretary determines at the close of the notice period set forth in Article I, Section 12 of the Second Amended and Restated Bylaws, that the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the votes cast and entitled to vote on the election of directors in person or by proxy at any such meeting. For purposes of the Second Amended and Restated Bylaws, a vote of the majority of the votes cast means that the number of shares voted “for” a nominee must exceed 50% of the votes cast with respect to that nominee (with “abstentions” and “broker non-votes” not counted as votes cast either “for “or “against” that nominee’s election).

Incumbent directors who fail to receive a majority of votes are required to promptly tender a letter of resignation to the Board and the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. Taking into account the recommendation of the Nominating and Corporate Governance Committee, the Board will determine whether to accept or reject any such resignation, or what other action should be taken within 90 days from the date of the certification of election results. The director who tenders his or her resignation will not participate in the Board’s decision with respect to such resignation. If the Board does not accept the director’s resignation, then such director shall continue to hold office as provided for in Article II, Section 4 of the By-Laws.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits:

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of PBF Energy Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 15, 2017

PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel